Exhibit 10.3





                                  May 4, 1997



         James River Corporation
           of Virginia
         120 Tredegar Street
         Richmond, Virginia

         Attention:  Clifford Cutchins


         Ladies and Gentlemen:

                   The undersigned understands that James River Corpora-tion of Virginia ("Parent"), and Fort Howard Corporation (the "Company") are entering into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), providing for, among other things, a merger between a wholly owned sub-sidiary of Parent and the Company (the "Merger"), in which all of the outstanding shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock") will be ex-changed for shares of common stock, par value $.10 per share, of Parent.

                   The undersigned is a stockholder of the Company and is entering into this letter agreement to confirm its agreement with you as follows:

                   1. The undersigned represents, warrants and agrees that Schedule I annexed hereto sets forth the number of shares of Company Common Stock of which the undersigned is the record or beneficial owner and over which the AT&T Investment Manage-ment Organization exercises investment discretion on the date hereof (the "Shares") and that, as of the date hereof, the undersigned owns such Shares, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in Schedule I.

                   2. The undersigned agrees that the undersigned will not contract to sell, sell or otherwise transfer or dispose of any of the Shares, or any interest therein, or securities con-vertible thereunto or any voting rights with respect thereto, other than: (a) pursuant to the MSLEF II Agreement of Limited Partnership, (b) pursuant to the Merger, (c) with your prior written consent, (d) a transfer to a party who executes a coun-terpart of this agreement to be bound by the terms and provi-sions hereof, (e) Shares transferred to the Company in connec-tion with the exercise of stock options to the extent that as of the date

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         hereof the related option agreement permits Shares to be so used in connection with the exercise of stock options or (f) a transfer to a successor trust or the trust for a successor plan (the "New Trust") in connection with or following the reorgani-zation of the pension plans or trust of AT&T Corp. and Lucent Technologies Inc., such New Trust to be bound by the terms of this letter.

                   3. The undersigned agrees that all of the shares of Company Common Stock, including the Shares and any shares of Company Common Stock hereafter acquired over which the AT&T Investment Management Organization exercises investment discre-tion, that are beneficially owned by the undersigned at the record date for any meeting of stockholders of the Company called to consider and vote to approve the Merger and the Agreement and the Agreement and other transactions contemplated thereby will be voted by the undersigned in favor thereof.

                   4. The undersigned agrees that the undersigned will not initiate, solicit or encourage any discussions, inquiries or proposals with any third party that constitute or may rea-sonably be expected to lead to a Competing Transaction (as defined in the Merger Agreement), or provide any such person with information or assistance or negotiate with any such per-son with respect to a possible Competing Transaction.

                   The undersigned has all necessary power and authority to enter into this letter agreement. This agreement is the legal, valid and binding agreement of the undersigned, and is enforceable against the undersigned in accordance with its terms. It is understood and agreed that the undersigned's obli-gations are limited solely to those contained in this letter, and that the undersigned has no liability with respect to the Merger Agreement or the transactions contemplated thereby other than as specifically described herein.

                   This letter agreement may be terminated at the option of any party at any time after the earlier of: (i) termination of the Merger Agreement in accordance with its terms, (ii) the day following the Closing Date (as defined in the Merger Agree-ment) and (iii) March 31, 1998. Please confirm that the fore-going correctly states the understanding between us by signing and returning to us a counterpart hereof.


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                   Nothing herein shall be construed to require the
         undersigned, or any company, trust or other entity controlled by the undersigned, to take any action or fail to take any action in violation of applicable law, rule or regulation.

                                       Very truly yours,

                                       Leeway & Co., as Nominee for the
                                         Long-Term Investment Trust
                                       Leeway & Co. by State Street
                                         Bank and Trust Co., a Partner

                                       By  /s/ Lisa M. Lane
                                           State Street Bank & Trust
                                             Company, Trustee
                                           Name:  Lisa Lane
                                           Title:  Assistant Secretary


         Confirmed as of the date
         first above written:

         /s/ Miles L. Marsh
         for James River Corporation of Virginia

                                    SCHEDULE I



         2,738,789 shares directly owned on the date hereof over which the AT&T Investment Management Organization exercises invest-ment discretion.


         2,194,432 shares owned indirectly through limited partnerships over which, if distributed, the AT&T Investment Management Organization will exercise investment discretion.*



































         _____________________
         * To be removed from this Schedule I upon agreement by Par-ent and Company that removal will not jeopardize pooling accounting treatment.